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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the Registration Statement on Form S-1 of our report dated September 23, 1997 on our audits of the financial statements of [Confidential Treatment Requested]. We also consent to the reference to our firm under the caption "Experts."

/s/ Hodge, Steward & Company, P.A.
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3120 Highwoods Blvd., Suite 207
Raleigh, North Carolina
October 14, 1997